                                LETTER OF TRANSMITTAL

                                         FOR
                          121/4% SUBORDINATED NOTES DUE 2003
                                          OF
                            REGENCY HEALTH SERVICES, INC.
                 PURSUANT TO THE PROSPECTUS DATED ____________, 1996
                                          BY
                            REGENCY HEALTH SERVICES, INC.

- --------------------------------------------------------------------------------
           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                       ON __________________, UNLESS EXTENDED.
- --------------------------------------------------------------------------------

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To:                                 EXCHANGE AGENT
                        U.S. TRUST COMPANY OF CALIFORNIA, N.A.

BY MAIL:                                              BY HAND DELIVERY:
    U.S. Trust Company of California, N.A.                 U.S. Trust Company of California, N.A.
    c/o United States Trust Company of New York            111 Broadway, Lower Level
    P.O. Box 841, Peter Cooper Station                     New York, New York  10036-1906
    New York, New York  10276-0841                         Attn:  Corporate Trust and Agency Services
    Attn:  Corporate Trust and Agency Services

BY OVERNIGHT DELIVERY:                                FACSIMILE TRANSMISSION:
    U.S. Trust Company of California, N.A.                 (212) 420-6504
    770 Broadway, 13th Floor                          TO CONFIRM RECEIPT:
    New York, NY  10003                                    (800) 225-2398
    Attn:  Corporate Trust and Agency Services


    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges receipt of the Prospectus, dated
_____________, 1996 (the "Prospectus"), of Regency Health Services, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, including the instructions hereto, that together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange its 121/4% Subordinated Notes due 2003 that have been registered under the Securities Act of 1933, as amended, (the "Securities Act") (the "Exchange Notes") for any and all of the outstanding 121/4% Subordinated Notes due 2003 of the Company (the "Outstanding Notes"), at the rate of $1,000 principal amount of the Exchange Notes for each $1,000 principal amount of the Outstanding Notes. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

    The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    This Letter of Transmittal is to be used whether the Outstanding Notes are to be physically delivered herewith, or whether guaranteed delivery procedures or book-entry delivery procedures are being used, pursuant to the procedures set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus.
If a Registered Holder desires to tender Outstanding Notes and such Outstanding Notes are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or such Registered Holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery and tender of the Old Notes.

    The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer the Outstanding Notes tendered hereby.

    The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

    The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

    Unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send Exchange Notes to the undersigned at the address shown below the signature of the undersigned.

    The undersigned acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased such Outstanding Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (ii) any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

    By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any beneficial owners in connection with the Exchange Offer are being acquired by the undersigned and any beneficial owners in the ordinary course of business of the undersigned and any beneficial owners, (ii) the undersigned and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, and (iii) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the SEC described above.

    The undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the SEC. Except as otherwise disclosed to the Company in writing, the undersigned hereby represents and warrants that neither it nor any beneficial owner is an "affiliate" (as defined in Rule 405 of the Securities Act) of the Company.

    If the undersigned or any beneficial owner is a "broker" or "dealer" registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the undersigned understands and acknowledges that it and any such beneficial owner may be deemed to be an "underwriter" within the meaning of the Securities Act and, therefore, must deliver a prospectus relating to the Exchange Notes in connection with any resales by it or any beneficial owner of Exchange Notes acquired for its own account or the account of any beneficial owner in the Exchange Offer. If the undersigned or any beneficial owner is a "broker" or "dealer" that acquired Outstanding Notes for its own account pursuant to its market-making or other trading activities (other than Outstanding Notes acquired directly from the Company), the undersigned and any beneficial owner may use the Prospectus to satisfy the prospectus delivery requirements of the Securities Act. Notwithstanding the foregoing, the undersigned does not thereby admit that it or any beneficial owner is an "underwriter" within the meaning of the Securities Act.

    THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OUTSTANDING NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

    THE UNDERSIGNED BY COMPLETING BOX 2 ENTITLED "DESCRIPTION OF Outstanding Notes" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE Outstanding Notes AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE PROSPECTUS.

                                        BOX 1
                              TENDERING HOLDER SIGNATURE

                      (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                (SEE INSTRUCTIONS 1 AND 3 AND THE FOLLOWING PARAGRAPH)

X.....................................    .....................................

X.....................................    .....................................
    Signature of Owner(s)                                     Date

Area Code and Tel. No.:........................................................

If the holder(s) is/are tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Registered Holder(s) of the Outstanding Notes as the name(s) appear(s) on the Outstanding Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):.......................................................................

 ...............................................................................
                                (Please Type or Print)

Capacity:......................................................................

Address:.......................................................................
                                  (Include Zip Code)

                                 SIGNATURE GUARANTEE
                            (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
   an Eligible Institution:

Authorized
Signature:.....................................................................

Printed
Name:..........................................................................

Title:.........................................................................

Name of
Firm:..........................................................................
              (Must be an Eligible Institution as defined in Instruction 3)
Dated:.........................................................................

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE Outstanding Notes OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto. The minimum permitted tender is $1,000 principal amount of Outstanding Notes; all other tenders must be in integral multiples of $1,000.

- --------------------------------------------------------------------------------

                                        BOX 2
                           DESCRIPTION OF OUTSTANDING NOTES
- --------------------------------------------------------------------------------
                                                        Aggregate
                                                        Principal
Name(s) and Address(es) of Holder(s)   Certificate      Amount        Amount
(Please fill in, if blank)             Number (s)     Represented    Tendered*
- -------------------------------------------------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       Total..................................
- -------------------------------------------------------------------------------
* The minimum permitted tender is $1,000 in principal amount at maturity of Outstanding Notes. All tenders must be in multiples of $1,000 of principal amount at maturity. Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Exchange Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 8.

/ / CHECK HERE IF TENDERED Outstanding Notes ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED Outstanding Notes ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution _________________________________________
    Account Number ____________     Transaction Code Number _______________

/ / CHECK HERE IF TENDERED Outstanding Notes ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):

    Name(s) of Registered
    Holder(s):................................................................

    Date of Execution of Notice of Guaranteed
    Delivery:.................................................................

    Name of Eligible Institution that Guaranteed
    Delivery:.................................................................

    IF DELIVERY OF OUTSTANDING NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO
THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC, THEN TENDERS OF OUTSTANDING NOTES MUST BE EFFECTED IN ACCORDANCE WITH THE PROCEDURES MANDATED BY DTC AND THE PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE CAPTION "THE EXCHANGE OFFER -- EXCHANGING BOOK-ENTRY NOTES."

- --------------------------------------------------------------------------------

                            SPECIAL DELIVERY INSTRUCTIONS
                              (See Instructions 4 and 5)

To be completed ONLY if Outstanding Notes in a principal amount not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on the Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Description of Outstanding Notes" on this Letter of Transmittal above.
EXCHANGE NOTES WILL NOT BE ISSUED IN THE NAME OF A PERSON OTHER THAN THAT OF A REGISTERED HOLDER OF THE OUTSTANDING NOTES APPEARING ON THE NOTE REGISTER.

Mail or deliver:  (check appropriate box(es)):

/ /  Exchange Notes to:      / /  Outstanding Notes to:

Name(s)................................................
                                                      (Please Type or Print)

 .......................................................
                                                      (Please Type or Print)

Address................................................

 .......................................................
                                                           Zip Code

 .......................................................

                  Employer Identification or Social Security Number
- --------------------------------------------------------------------------------


                      TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                                 (See Instruction 5)

                     PAYER'S NAME:  REGENCY HEALTH SERVICES, INC.
- --------------------------------------------------------------------------------
    SUBSTITUTE               Part 1 -- PLEASE PROVIDE YOUR TIN IN              TIN
    FORM W-9                 THE BOX AT RIGHT AND CERTIFY BY                        ---------------
                             SIGNING AND DATING BELOW.                              Social Security Number or
                                                                                    Employer Identification Number
                             -------------------------------------------------------------------------------------
Department of the Treasury    CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
Internal Revenue Service      (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                              IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE
Payer's Request for Taxpayer  ISSUED TO ME), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER
Identification Number (TIN)   BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
and Certification             (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
                              A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR THE IRS NOTIFIED
                              ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING AND (3) ANY     Part 2-
                              OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE AND CORRECT.         Awaiting TIN / /

                             SIGNATURE                                      DATE
- -------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------


YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

                                     INSTRUCTIONS


            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    A. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURE. To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or facsimile thereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal and tendered Outstanding Notes must be received by the Exchange Agent at one of such addresses on or prior to the Expiration Date; PROVIDED, HOWEVER, that book-entry transfers of Outstanding Notes may be effected in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Exchanging Book-Entry Notes." If the beneficial owner of any Outstanding Notes is not the Registered Holder, then such person may validly tender his or her Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder. LETTERS OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

    THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, BUT IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

    IF OUTSTANDING NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    If a holder desires to tender Outstanding Notes and such holder's Outstanding Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

         (a) such tender is made by or through an Eligible Institution (as defined below);
         (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the principal amount of Outstanding Notes tendered and stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Outstanding Notes, and any other documents required by this Letter of Transmittal and the Instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and
         (c) this Letter of Transmittal, or a facsimile hereof, and Outstanding Notes, in proper form for transfer (or a Book-Entry Confirmation with respect to such Outstanding Notes), and all other required documents are received by the Exchange Agent within five business days after the Expiration Date.

    1. WITHDRAWAL OF TENDERS. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Outstanding Notes, (iii) contain the description of the Outstanding Notes to be withdrawn, the certificate numbers shown on the particular Outstanding Notes, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the aggregate principal amount represented by such Outstanding Notes or a Book-Entry Confirmation with respect to such Outstanding Notes, and (iv) be signed by the holder of such Outstanding Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Outstanding Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (unless such holder is an Eligible Institution). If the Outstanding Notes have been tendered pursuant to the procedure for book-entry tender set forth in the Prospectus under the caption "Exchanging Book-Entry Notes," a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at DTC to be credited with the withdrawn Outstanding Notes. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic, telex or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Notes tendered by delivery of such Outstanding Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Outstanding Notes. Withdrawals may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time on or prior to the applicable Expiration Date.

    2.   SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND
ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Registered Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Outstanding Notes without any change whatsoever.

    If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any Outstanding Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

    When this Letter of Transmittal is signed by the Registered Holder or Holders specified herein and tendered hereby, no endorsements of such Outstanding Notes or separate bond powers are required.

    If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

    Except as described in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution (unless such Outstanding Notes are tendered by an Eligible Institution). In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by an eligible guarantor institution which is a member of one of the following recognized signature guarantee programs: (1) the Securities Transfer Agents Medallion Program ("STAMP"), (2) the New York Stock Exchange Medallion Signature Program ("MSP") and (3) the Stock Exchange Medallion Program ("SEMP") (each, an "Eligible Institution").

    Endorsements on Outstanding Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

    3. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box the address to which Exchange Notes and/or substitute Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the address of the person signing this Letter of Transmittal. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

    EXCHANGE NOTES WILL NOT BE ISSUED IN THE NAME OF A PERSON OTHER THAN THAT OF A REGISTERED HOLDER OF THE OUTSTANDING NOTES APPEARING ON THE NOTE REGISTER.

    4. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law requires that a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange provide the Company with his correct taxpayer identification number, which, in the case of a holder who is an individual, is his social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Outstanding Notes may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31 percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the IRS upon filing of a return.

    To prevent backup withholding, each exchanging holder of Outstanding Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Outstanding Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the IRS that he is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that he is no longer subject to backup withholding.

    Certain exchanging holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal.

    5. TRANSFER TAXES. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Outstanding Notes for exchange and the Exchange Offer is not consummated, such Outstanding Notes will be returned to the holders at the Company's expense.

    6. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

    7. PARTIAL TENDERS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes which are tendered in column (iv) of the "Description of Outstanding Notes." In the case of partial tenders, the Outstanding Notes in fully registered form for the remainder of the principal amount of the Outstanding Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

    Unless otherwise indicated in the box labeled "Description of Outstanding Notes," and subject to the terms and conditions of the Exchange Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Outstanding Notes indicated in the column labelled "Aggregate Principal Amount Represented" in such box.

    8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above and in the Prospectus.